POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James R. Currier, Sr., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to the public offering of 1,500,000 shares of common stock of The PRIMA Group International, Inc. (hereinafter referred to as the "Registrant"), plus underwriter's over allotment of 225,000 shares, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date written below.

         DATE: October 9th, 1997.

                                       BY:   /s/
                                          ---------------------------------


                                       NAME:    GIOVANNI CIAMARONI
                                            -------------------------------

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James R. Currier, Sr., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to the public offering of 1,500,000 shares of common stock of The PRIMA Group International, Inc. (hereinafter referred to as the "Registrant"), plus underwriter's over allotment of 225,000 shares, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date written below.

         DATE: October 7th, 1997.

                                       BY:   /s/
                                          ---------------------------------

                                       NAME:    GIAN MARIO ROSSIGNOLO
                                            -------------------------------

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James R. Currier, Sr., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to the public offering of 1,500,000 shares of common stock of The PRIMA Group International, Inc. (hereinafter referred to as the "Registrant"), plus underwriter's over allotment of 225,000 shares, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date written below.

         DATE: October 7th, 1997.

                                       BY:   /s/
                                          ---------------------------------

                                       NAME:   GIANFRANCO CARBONATO
                                            -------------------------------

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James R. Currier, Sr., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to the public offering of 1,500,000 shares of common stock of The PRIMA Group International, Inc. (hereinafter referred to as the "Registrant"), plus underwriter's over allotment of 225,000 shares, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date written below.

         DATE: October 7th, 1997.

                                       BY:   /s/
                                          ---------------------------------

                                       NAME:   MARIO MAURI
                                            -------------------------------

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James R. Currier, Sr., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 relating to the public offering of 1,500,000 shares of common stock of The PRIMA Group International, Inc. (hereinafter referred to as the "Registrant"), plus underwriter's over allotment of 225,000 shares, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date written below.

         DATE: October 8th, 1997.

                                       BY:   /s/
                                          ---------------------------------

                                       NAME:   HANS WERTHEN
                                            -------------------------------